EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Herley Industries, Inc. (the "Company") on Form 10-K/A Amendment No. 1 for the year ended August 2, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard F. Poirier, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) Such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       Date:     November 30, 2009

                                       By: /S/   Richard F. Poirier
                                           ----------------------------
                                       Name:     Richard F. Poirier
                                       Title:    Chief Executive Officer



                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Herley Industries, Inc. (the "Company") on Form 10-K/A Amendment No. 1 for the year ended August 2, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anello C. Garefino, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) Such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                     Date:    November 30, 2009

                                     By:     /S/ Anello C. Garefino
                                           --------------------------
                                     Name:    Anello C. Garefino
                                     Title:   Chief Financial Officer